UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 28, 2024, Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company’s Chief Executive Officer, Dr. Anatoly Dritschilo, will present at the ThinkEquity Conference being held at the Mandarin Oriental Hotel in New York, New York on Wednesday, October 30, 2024, at 8:30 am ET. The Company will also host one-on-one meetings with investors.

Dr. Dritschilo’s presentation will include an update on the Company’s progress toward clinical and scientific milestones for its Phase 2 clinical trial of Ropidoxuridine for treatment of patients with glioblastoma, a deadly malignancy of the brain with no known cure. Additionally, he will provide an update on the Company’s plans for its subsidiary, Shuttle Diagnostics, Inc., to develop predictive biomarkers for prostate cancer outcomes following radiation therapy, and novel PSMA ligand for theranostic applications.

The presentation will also be available via webcast at https://wsw.com/webcast/tep25/shph/1683504 or on the Company’s website at https://shuttlepharma.com/investor-relations/ and will be available for replay following the event.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On October 28, 2024, the Company updated its corporate presentation that it intends to use at the ThinkEquity Conference (the “Investor Presentation”) and posted it on its website at www.shuttlepharma.com. A copy of the Investor Presentation is attached as Exhibit 99.2 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibits 99.1 and 99.2.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to statements concerning future results, strategy and plans of the Company (including certain statements which may be identified by the use of the words “plans,” “expects,” “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates,” “does not anticipate” or “believes,” or variations of such words and phrases, or state that certain actions, events or results “may,” “could,” “would,” “might,” “projects,” “will,” “will be taken,” “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission, or the SEC. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 28, 2024
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

Dated: October 28, 2024

	By:	/s/ Anatoly Dritschilo
	Name:	Anatoly Dritschilo
	Title:	Chief Executive Officer